AUGUST 9, 2021
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
HARTFORD MULTIFACTOR INTERNATIONAL FUND
(a series of The Hartford Mutual Funds II, Inc.)
SUMMARY PROSPECTUS
DATED JANUARY 28, 2021, AS RESTATED FEBRUARY 22, 2021 AND AS SUPPLEMENTED THROUGH MAY 27, 2021
AND
HARTFORD MULTIFACTOR FUNDS PROSPECTUS
DATED JANUARY 28, 2021, AS SUPPLEMENTED THROUGH MAY 27, 2021
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.
On August 4, 2021, the Board of Directors (“Board”) of The Hartford Mutual Funds II, Inc. (the “Company”) approved a Plan of Liquidation for the Hartford Multifactor International Fund (the “Fund”) pursuant to which the Fund will be liquidated (the “Liquidation”) on or about September 24, 2021 (the “Liquidation Date”). The Board determined that the Liquidation is in the best interests of the Fund.
SUSPENSION OF SALES. Effective after market close on or about August 9, 2021, the Fund will no longer sell shares to new investors. The Fund will remain open to existing retirement plan and other current shareholders until September 17, 2021. Orders for the purchase of shares of the Fund may, in the Fund’s discretion, be rejected prior to September 17, 2021, including for operational reasons relating to the anticipated liquidation of the Fund. In addition, we expect to close the Fund to automatic investments approximately two weeks before the Liquidation Date.
LIQUIDATION OF ASSETS. To prepare for the Liquidation, it is anticipated that the Fund will depart from its stated investment objective and policies as it prepares to distribute its assets to investors. It is anticipated that the Fund’s sub-adviser will increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. As a result, the Fund’s portfolio may consist of all or substantially all cash or cash equivalents prior to the Liquidation Date, which may adversely affect the Fund’s performance. In addition, in anticipation of the Liquidation, the Fund’s portfolio will not be reconstituted and rebalanced in September in line with the scheduled reconstitution and rebalance of the Hartford Risk-Optimized Multifactor Developed Markets (ex-US) Index (LRODMX), the Fund’s proprietary custom benchmark index. The impending liquidation of the Fund may result in large redemptions, which could adversely affect the Fund’s expense ratios, although existing expense limitations are expected to be maintained.
In connection with the Liquidation, any shares of the Fund outstanding on the Liquidation Date will automatically be redeemed by the Fund as of the Liquidation Date (except as noted below for qualified accounts that were opened directly with the Hartford Funds). The proceeds of any such redemption will be equal to the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. The distribution to shareholders of the Liquidation proceeds will occur on the Liquidation Date, and will be made to all shareholders of record as of the close of business on the business day preceding the Liquidation Date, other than as disclosed below. The Fund’s investment manager, Hartford Funds Management Company, LLC (“HFMC”), will bear all expenses associated with the Liquidation to the extent such expenses exceed the amount of the Fund’s normal and customary fees and operating expenses. However, the Fund and its shareholders will bear transaction costs associated with the sale of the Fund’s holdings prior to Liquidation.
OTHER ALTERNATIVES. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectus. Shareholders may exchange their Fund shares for shares of the same class of another Hartford Fund. Under certain limited circumstances, you may also be able to exchange Class R6 shares for SDR shares of another Hartford mutual fund. Before exchanging shares, you should carefully read the Prospectus section entitled “How to Buy and Sell Shares - Exchanging Shares.”
U.S. FEDERAL INCOME TAX MATTERS. The Liquidation of the Fund will be a realization event for shareholders holding shares through taxable accounts, meaning that if you receive an amount in liquidation of the Fund in excess of your tax basis, you will realize a capital gain, and if you receive an amount in liquidation of the Fund less than your tax basis, you will realize a capital loss. Prior to the Liquidation Date, the Fund may make distributions of income and capital gains, which may be taxable. If you have questions, you should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.
FINANCIAL INTERMEDIARY. If you are invested in the Fund through a broker dealer or other financial intermediary (such as a bank or financial professional), please contact that financial intermediary if you have any questions. If you are invested through a qualified account (such as an IRA), you must work with the financial intermediary to direct your investment in order to avoid possible tax penalties.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7582
August 2021